                                                                   Exhibit 10.27


PRIVATE AND CONFIDENTIAL
------------------------


                              PRI Automation, Inc.

                                       and

                             Shinsung Eng. Co., Ltd.



                     MASTER MANUFACTURING SERVICES AGREEMENT

PRIVATE AND CONFIDENTIAL
------------------------


                     MASTER MANUFACTURING SERVICES AGREEMENT

This MASTER MANUFACTURING SERVICES AGREEMENT (the "Agreement") is made and entered into as of the 26th day of October, 1999 (the "Effective Date") by and between PRI Automation, Inc., a Massachusetts corporation having offices at 805 Middlesex Turnpike, Billerica, Massachusetts 01821, USA ("PRI") and Shinsung Eng. Co., Ltd., a South Korean corporation with its principal place of business located at 327 Dagson-Dong, 6Ka, Yeongdeungpo-Ku, Seoul, 150-046, Korea ("Shinsung") with references to the following premises.

                                    RECITALS

A. PRI designs and manufactures factory automation systems primarily used by fabricators of integrated circuit devices to automate the fabrication of such devices.

B. PRI wishes to engage Shinsung from time to time to manufacture certain Products (as defined below) and Shinsung wishes to, and represents that it has the capability and expertise to, manufacture the Products in a timely manner and on the terms and conditions set forth below.

C. The parties intend that the terms of this Agreement will govern the manufacture by Shinsung and purchase by PRI of all Products which Shinsung is engaged by PRI to manufacture and sell to PRI from time to time.

         NOW, THEREFORE, the parties hereto agree as follows:

1. DEFINITIONS. In addition to terms defined in context (indicated by the use of initial capitalization), the terms set forth in the Schedule of Definitions attached as EXHIBIT A will have the meanings set forth therein.

2. MANUFACTURE OF PRODUCTS.

         2.1. MANUFACTURE OF PRODUCTS. Shinsung will manufacture for PRI and sell to PRI such quantities and types of Products as PRI may from time to time order pursuant to this Agreement. Shinsung will not, unless otherwise specified in a written agreement entered into by PRI, manufacture or sell any Product except as directed by PRI hereunder. Except as expressly provided hereunder, in no event will PRI (i) be obligated either to purchase any goods or services, from Shinsung, or (ii) be responsible for any work undertaken by Shinsung.

         2.2. ASSIGNMENT AND SUBCONTRACTING.

                  2.2.1. Shinsung will not assign or otherwise transfer, sublicense, or subcontract this Agreement, any Purchase Order, or any rights or obligations hereunder or under any

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PRIVATE AND CONFIDENTIAL
------------------------


Purchase Order, including in connection with a sale or transfer of all or part of Shinsung's business, in whole or in part, except with the written consent of PRI, which consent will be at PRI's sole discretion. Any purported assignment, sublicense, or subcontract made without PRI's consent will be void, and (i) will not relieve Shinsung of any obligations hereunder or under any Purchase Order;
(ii) will relieve PRI of any liability hereunder or under any Purchase Order; and (iii) will constitute cause sufficient for termination under Section 9.l.
In addition to an assignment of this Agreement, any Purchase Order, or any rights or obligations hereunder or under any Purchase Order, an assignment by Shinsung will be deemed to include (x) the acquisition by any third party, for cash or other consideration, of shares of the voting stock of Shinsung with aggregate voting power of more than twenty percent (20%) of the total outstanding voting power of Shinsung; (y) a merger of Shinsung with a third party, whether or not Shinsung is the surviving entity, where the holders of all of the outstanding voting stock of Shinsung immediately prior to the merger hold less than a majority of the voting stock of the surviving entity immediately following the merger; (z) the sale of all or substantially all of either Shinsung's assets or those assets of Shinsung to which this Agreement relates.

                  2.2.2. PRI may assign or otherwise transfer, sublicense, or subcontract this Agreement, any Purchase Order, and any rights acquired by PRI hereunder or under any Purchase Order in whole or in part.

         2.3. LOCATION OF MANUFACTURING OPERATIONS. Shinsung will manufacture all Products in its plant in Chumgbuk Province, Eumsung-kun, Samsung-myun, Sunjung-ri 409-1, Korea, unless PRI authorizes Shinsung in writing signed by an Authorized Representative of PRI to manufacture any Products in another plant location.

         2.4. MANUFACTURE BY PRI. This Agreement is non-exclusive. PRI retains the right to manufacture any Product itself. PRI may evaluate and qualify other sources to have such Product manufactured however PRI will only purchase from another source if the agreement could be terminated for cause as defined in section 9.1. PRI has no minimum purchase obligations under this Agreement.

         2.5. PURCHASE PERIOD. The initial term of this Agreement during which Shinsung will manufacture and PRI may purchase or otherwise obtain Products pursuant to this Agreement will last five (5) years from the Effective Date (the "Purchase Period"). The terms and conditions of this Agreement will apply to, at a minimum, any Purchase Order issued by PRI during the Purchase Period until delivery and acceptance of Products thereunder is made, even if the Purchase Period expires before such delivery and acceptance.

         2.6. ACCESS TO FACILITIES. PRI will have the right to review and inspect Shinsung's facilities (including any Test Facility), operations, and procedures at any reasonable time for purposes of determining compliance with the requirements of this Agreement and any Purchase Order issued by PRI hereunder. From time to time PRI's customers may request the right to review Shinsung's facilities and operations for the purpose of qualification. Shinsung agrees to

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PRIVATE AND CONFIDENTIAL
------------------------


permit such customer surveys upon at least five (5) Business Days prior notice from PRI.

3. PURCHASE ORDERS. From time to time during the Purchase Period, PRI shall provide Shinsung with a purchase order for the manufacture and purchase of Products ("Purchase Order") in a commercially reasonable format determined by PRI and signed by an Authorized Representative of PRI. The Purchase Order will state, among other things: (1) the identity of any Product that Shinsung shall manufacture and PRI may purchase from Shinsung; (ii) the Purchase Price; (iii) the terms of payment of the Purchase Price by PRI; (iv) the quantity of such Product that PRI will purchase; and (v) the delivery dates, times and terms for such Product. PRI's current form of Purchase Order is attached hereto as Exhibit
C. PRI's obligation to purchase Product specified in any Purchase Order will be limited to, and governed by, the terms and conditions of this Agreement and the Purchase Order Terms and Conditions except to the extent otherwise stated, or supplemented by PRI, in such Purchase Order. For the purposes of this Agreement, a valid Purchase Order may be delivered to Shinsung in the form of a physical copy or by electronic transmission.

4. PROJECT MANAGERS. PRI and Shinsung will appoint a project manager to coordinate and manage each parties' performance hereunder (the "Project Managers"). The Project Managers as of the Effective Date are identified on EXHIBIT B attached hereto.

5. CONFIDENTIALITY.

         5.1. GENERAL OBLIGATIONS. Shinsung agrees that the existence and terms of this Agreement and all information disclosed by PRI to Shinsung in connection with the manufacture and purchase of Products by PRI, including all information concerning any Specifications, Change Orders, Change Proposals, Purchase Orders, Special Tooling, PRI's Independently Developed Technology, Developments, the manufacture of any Product (including any manufacturing line on which Product, or any component thereof, is manufactured), and any documents that contain or report on such information (collectively, the "Confidential Information") are confidential, and agrees to take all steps reasonably necessary to protect the secrecy and confidentiality of such information and PRI's proprietary interest thereof, including the following:

                  5.1.1. Shinsung will use Confidential Information only for purposes contemplated by this Agreement and in the manner specified by this Agreement, and, except as permitted by this Agreement, will not make any copies of, reproduce, attempt to copy, disclose, sell, assign, sublicense, or transfer, in whole or in part, any Confidential Information.

                  5.1.2. Except as permitted by this Agreement or otherwise permitted by PRI in writing, Shinsung may disclose Confidential Information only to those of its employees and agents required to have knowledge of the same to perform duties authorized by this Agreement; provided, however, that Shinsung may disclose to any Approved Vendor, subject to confidentiality obligations in the Purchase Order in connection with any Approved Vendors,

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PRIVATE AND CONFIDENTIAL
------------------------


Confidential Information necessary for any Approved Vendor to provide any component and/or material for use in, or for the manufacture of, any Products. Shinsung will, upon PRI's request, identify any Approved Vendor to which Shinsung has disclosed such information and any disclosed information.

                  5.1.3. Shinsung will promptly report to PRI any conduct relating to Confidential Information inconsistent with the provisions of this
Section 5, and take such action as may be reasonably necessary and legally permissible to terminate such conduct.

                  5.1.4. Immediately upon termination of this Agreement for any reason, Shinsung will return to PRI, or if so requested by PRI, destroy, all Confidential Information in Shinsung's possession or control.

                  5.1.5. PRI will be free to disclose Confidential Information at its sole discretion.

         5.2. EXCEPTIONS. Except as permitted hereof, Shinsung's foregoing obligations of confidentiality will not apply to Confidential Information to the extent that such information (i) is rightfully possessed by Shinsung prior to its receipt hereunder; (ii) is or later becomes publicly available through no fault of Shinsung; (iii) is or becomes available to Shinsung from third parties who in making such disclosure breach no confidentiality relationship; (iv) is disclosed by PRI on an unrestricted basis to other persons not privy to this Agreement; (v) is independently developed by Shinsung without reference to such information; or (vi) is required by governmental or court order, or by law or regulation, to be disclosed, provided Shinsung provides advance notice to PRI prior to such disclosure. Shinsung will have the burden of proof with respect to any claimed exception set forth in this Section 5.2.

         5.3. NOTICES. Shinsung agrees to reproduce and include PRI's proprietary rights notices or reasonable equivalents on any item that contains Confidential Information. In addition, Shinsung agrees to comply with PRI's marking requirements regarding any patented item.

         5.4. PUBLICITY. Shinsung will not disclose the existence, terms, or conditions of this Agreement or any Purchase Order issued hereunder to any person or make any public statement respecting this Agreement or any Purchase Order issued hereunder without the prior written consent of PRI, except that Shinsung may make such disclosures as are required by applicable law. Shinsung will make any such required disclosures available to PRI in advance of release.

         5.5. ENFORCEMENT. Shinsung acknowledges that use of Confidential Information in a manner contrary to the provisions of this Agreement would cause PRI irreparable harm for which money damages alone could not make PRI whole and, without limiting any other remedies to PRI, hereby consents to the full extent that it is able to do so to any injunctive relief entered by any court of competent jurisdiction prohibiting it from such violation of this Agreement. Shinsung will allow PRI reasonable access to documentation to demonstrate compliance with this Agreement.

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PRIVATE AND CONFIDENTIAL
------------------------


         5.6. DURATION. Subject to extension by written agreement of the parties, the obligations for Shinsung set forth in this Section 5 will remain in force during the term and will survive any termination or expiration of this Agreement and any Purchase Order issued hereunder.

6. BUSINESS PROTECTION. PRI and Shinsung mutually acknowledge (1) the importance to PRI's business of the manufacture and supply of Products to PRI, and (ii) the need to protect Technology related to the Products and the manufacture thereof. Accordingly, the parties agree that during the term of this Agreement and for five (5) years thereafter, Shinsung will not, directly or indirectly, (i) participate in the development, manufacture, sale or provision of any goods or services in connection with factory automation systems for the manufacture of integrated circuit devices; or (ii) employ, attempt to employ or solicit the employment of, any employee of or consultant to PRI or otherwise induce or attempt to induce any employee of or consultant to PRI to leave the employ of PRI.

7. GENERAL WARRANTY.

         7.1. SHINSUNG. Shinsung expressly represents and warrants that Shinsung is a duly organized corporation, in good standing and with full power to enter into and complete the transactions required hereunder. This Agreement, and any Purchase Order issued hereunder, are enforceable against Shinsung in accordance with their respective terms and neither the execution nor performance of this Agreement or any Purchase Order issued hereunder by Shinsung does or will conflict with or constitute a breach of or default under Shinsung's organizing documents, any contracts or commitments to which Shinsung is a party, or any applicable law or regulation in the jurisdiction in which Shinsung is incorporated or otherwise organized.

         7.2. PRI. PRI expressly represents and warrants that PRI is a duly organized corporation, in good standing and with full power to enter into and complete the transactions required hereunder. This Agreement is enforceable against PRI in accordance with its terms and neither the execution nor performance of this Agreement by PRI does or will conflict with or constitute a breach of or default under PRI's certificate of incorporation or by-laws, any contracts or commitments to which PRI is a party, or any applicable U.S. law or regulation.

8. INDEMNIFICATION. Shinsung agrees to defend, indemnify and hold PRI and its customers harmless from and against all allegations, claims, or demands (whether threatened or pending), costs, fees and charges (including reasonable attorneys fees and the fees of other consulting professionals) and losses, damages, judgements and liabilities of any kind whatsoever, arising from or relating to any representation, action or omission by Shinsung, including, without limitation, Shinsung's performance or failure to perform under this Agreement and any Purchase Order hereunder.

9. TERMINATION.

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PRIVATE AND CONFIDENTIAL
------------------------


         9.1. TERMINATION FOR CAUSE. Upon written notice to the other party either party may terminate this Agreement, and/or (at PRI's election) any obligations under any Purchase Order, for cause in the event the other breaches or fails to perform or comply with any of the terms and conditions of this Agreement or any Purchase Order. The causes permitting PRI to terminate this Agreement, and/or (at PRI's election) any obligations under any Purchase Order, include, without limitation: late delivery of Products; delivery of Products that are defective or that do not conform to warranty; and failure, upon request of PRI, to provide reasonable assurances of future performance. In the event of any termination pursuant to this Section 9.1, PRI will not be liable to Shinsung for any amount, except for any unpaid balance due Shinsung for nondefective Product conforming to warranty received by PRI before notice of such termination for which Shinsung has provided PRI an Invoice (less any permitted set-off), PRI will be entitled to exercise the PRI License, and Shinsung will be liable to PRI for any and all damages sustained by reason of Shinsung's default. Shinsung may terminate this agreement for cause if PRI fails to perform any obligation under this agreement.

         9.2. TERMINATION FOR CONVENIENCE. PRI may terminate this Agreement or any Project initiated pursuant to this Agreement for business and/or financial considerations and upon written notice to Shinsung. In such event, Shinsung shall immediately stop work hereunder as specified in the notice. Shinsung shall be paid reasonable termination charges consisting of a percentage of any payment for any Milestone provided for in a Statement of Work corresponding to the percentage of work performed for such Milestone prior to the notice of termination, plus reasonable costs resulting directly from termination, minus resale or salvage value of any work so terminated. Shinsung shall complete performance of any portion of a Project not so terminated.

         9.3. TERMINATION FOR INSOLVENCY. This Agreement, and any Purchase Order issued hereunder, will immediately terminate upon written notice to such effect by PRI Shinsung, without the necessity of prior notice, and PRI will be entitled to exercise the PRI License, (1) in the event of Shinsung's voluntary or involuntary bankruptcy or insolvency, (ii) in the event Shinsung will make an assignment for the benefit of creditors, (iii) in the event that petition will have been filed against Shinsung under applicable bankruptcy law, or any other applicable law for the relief of debtors, or other applicable laws similar in purpose or effect, the effect of which is to cause Shinsung to have its business effectively discontinued. Shinsung may terminate this agreement or any accepted purchase order (i) in the event of PRI's voluntary or involuntary bankruptcy or insolvency, (ii) in the event PRI will make an assignment for the benefit of creditors, (iii) in the event that petition will have been filed against PRI under applicable bankruptcy law, or any other applicable law for the relief of debtors, or other applicable laws similar in purpose or effect, the effect of which is to cause PRI to have its business effectively discontinued.

         9.4. OTHER TERMINATION RIGHTS. The rights of termination set forth in this Section 9 are in addition to, and will not limit, any other rights of termination provided for in this Agreement or under any Purchase Order issued hereunder.

         9.5 NO PAYMENTS FOR CERTAIN LOSSES. No indemnity or other payment will be payable by

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PRIVATE AND CONFIDENTIAL
------------------------


PRI to Shinsung on account of goodwill, lost profits or any other factor in the event that this Agreement or any Purchase Order issued hereunder is terminated for any cause or expires. Should the law to be applied to the construction and enforcement of this Agreement be altered by any legislation to the contrary, PRI and Shinsung will negotiate in good faith to amend this Agreement or any Purchase Order hereunder to preserve PRI's right to terminate or cause expiration of this Agreement or such Purchase Order, in accordance with the terms hereof without cost to PRI.

10. GENERAL.

         10.1. SURVIVAL. The following sections of this Agreement will survive termination or cancellation of this Agreement for any reason, notwithstanding delivery of, acceptance of, and/or payment for any Products ordered hereunder:
1, 2.1, 2.2, 2.6, 3, 5, 6, 7, 8, 9 and 10.

         10.2. DISPUTE RESOLUTION. Any and all disputes arising in connection with this Agreement shall be finally settled by one or more arbitrators designated in conformity and in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rule, by which each party is finally bound. Arbitration shall take place in the International Court of Justice World Court, Hague, Netherlands or such other location that both parties may agree.

         10.3. NO AGENCY RELATIONSHIP. Nothing herein or in any Purchase Order issued hereunder will be deemed to create any association, partnership, joint venture, or relationship of principal, agent, master, or servant between the parties hereto or any affiliates or subsidiaries thereof, or to provide either party with the right, power, or authority to incur any obligation or make any representations, warranties, or guarantees on behalf of the other party.

         10.4. NOTICES. All notices required or permitted to be sent hereunder and under any Purchase Order issued hereunder will be sent by reputable private international courier with established tracking capability (such as DHL, FedEx, or UPS), postage pre-paid, marked for delivery within one (1) business day, and addressed to the applicable officer of the party to be notified at the address for such party set forth below (or such other address as the party to be notified may provide in writing from time to time):

         If to PRI to :             PRI Automation, Inc.
                                    805 Middlesex Turnpike
                                    Billerica, Massachusetts 01821
                                    USA
                                    Attention: President

         If to Shinsung to:         Shinsung Eng. Co., Ltd.
                                    327 Dagson-Dong
                                    6Ka, Yeongdeungpo-Ku

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PRIVATE AND CONFIDENTIAL
------------------------


                                    Seoul, 150-046
                                    Korea
                                    Attention:

All notices sent in conformity with this Section 10.4 will be deemed to be received by the party to be notified on the later of two (2) Business Days after such notice is delivered to the appropriate courier for delivery or, at such later date as the courier's tracking records demonstrate actual delivery occurred.

         10.5. MODIFICATION AND WAIVER. No modification, amendment, supplement to, or waiver of this Agreement or any document referred to hereunder, including any Exhibit, Specifications, or Purchase Order, will be binding upon PRI unless expressly authorized hereunder, made in writing, and duly signed by an Authorized Representatives of PRI. A failure or delay of either party to this Agreement to enforce at any time any of the provisions hereof, or to exercise any option which is hereof provided, or to require at any time performance of any of the provisions hereto will in no way be construed to be a waiver of such provisions of the Agreement.

         10.6. REMEDIES. Except as expressly provided otherwise hereunder, no remedy referred to in this Agreement or in any Purchase Order issued hereunder is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to hereof or otherwise available at law or equity.

         10.7. SEVERABILITY. The provisions of this Agreement, any Purchase Order issued hereunder, any Specifications, or any other document referred to hereunder are severable, and in the event that any provisions of any such agreement or other document are determined to be invalid or unenforceable under any controlling law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions of such agreement or other document.

         10.8 ENTIRE AGREEMENT; CONFLICT. This Agreement consists of terms herein and the Exhibits attached hereto. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and any provisions stated in any Specifications, Purchase Order, Change Order, the Purchase Order Terms and Conditions or other documents provided by PRI to Shinsung and signed by an Authorized Representative of PRI, the following order of precedence shall govern: (i) this Agreement; (ii) any Change Order; (iii) any Purchase Order; (iv) the Purchase Order Terms and Conditions; and (v) the Specifications. Notwithstanding the foregoing order of precedence, the Purchase Price for any Products from any Purchase Order shall take precedence over any other price for such Products listed in any of the above identified documents.

         10.9. CAPTIONS; SECTION HEADINGS; COUNTERPARTS. As used in this Agreement, "including" means "including but not limited to", and "herein"; "hereof", and "hereunder" refer to this

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PRIVATE AND CONFIDENTIAL
------------------------


Agreement as a whole. Except as otherwise stated, all section references in this Agreement refer to sections of this Agreement. The section headings used hereof are for reference and convenience only, and will not enter into the interpretation of this Agreement. This Agreement may be executed in multiple counterparts.

         10.10. GOVERNING LAW; CHOICE OF FORUM. The validity of this Agreement and any Purchase Order issued hereunder, the construction and enforcement of their respective terms, and the interpretation of the rights and duties of the parties thereunder, will be governed by the laws of The Commonwealth of Massachusetts as such law is applied to contracts entered into and entirely performed therein.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the Effective Date.

         SHINSUNG ENG. CO., LTD.           PRI AUTOMATION, INC.


         By:/s/ W K Lee                    By:/s/ Robert G. Postle
            -----------------------           ----------------------------------
              Wan Keun, Lee                     Robert G. Postle
              President                         Vice President & General Manager
                                                Factory Systems

         Date: 10/26/99                    Date: 10/26/99
               --------------------              -------------------------------

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PRIVATE AND CONFIDENTIAL
------------------------


                                    EXHIBIT A

                             SCHEDULE OF DEFINITIONS

         1.1. "Agreement" will have the meaning set forth in the first sentence of this Agreement.

         1.2. "Approved Vendor" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.3. "Authorized Representative" will mean: (i) Project Managers; (ii) the person(s) set forth on EXHIBIT B; (iii) any person(s) occupying the position(s) set forth on EXHIBIT B; and (iv) any persons designated by the aforesaid in writing as their successors or delegates for one or more particular purpose.

         1.4. "Business Day" will mean business days, Monday through Friday, excluding national holidays, in the country in which performance of an obligation is due.

         1.5. "Change Order" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.6. "Change Proposal" will have the meaning set forth in the Purchase Order Terms and Conditions

         1.7. "Confidential Information" will have the meaning set forth in
Section 5.1.

         1.8. "Deposited Material" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.9. "Developments" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.10. "Effective Date" will have the meaning set forth in the first sentence of this Agreement.

         1.11. "Escrow Agent" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.12. "Independently Developed Technology" will mean Technology that is in existence and owned by a party prior to the Effective Date or created or obtained by a party after the Effective Date entirely independently of any work or services performed, or information exchanged, in connection with this Agreement or any Purchase Order.

         1.13. "Intellectual Property" will mean any and all patents and rights to patent, copyrights,

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PRIVATE AND CONFIDENTIAL
------------------------


trademarks, trade secrets, Confidential Information, know-how and proprietary information of any kind or nature whatsoever.

         1.14. "Invoice" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.15. "PRI" will have the meaning set forth in the first sentence of this Agreement.

         1.16. "PRI License" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.17. "Products" will mean the goods and/or services set forth in a Purchase Order issued by PRI in accordance with this Agreement.

         1.18. "Project Managers" will have the meaning set forth in Section 4.

         1.19. "Purchase Order" will have the meaning set forth in Section 3.

         1.20. "Purchase Order Terms and Conditions" will mean the terms and conditions set forth in EXHIBIT D attached hereto.

         1.21. "Purchase Period" will have the meaning set forth in Section 2.5.

         1.22. "Purchase Price" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.23. "Shinsung" will have the meaning set forth in the first sentence of this Agreement.

         1.24. "Special Tooling" will have the meaning set forth in the Purchase Order Terms and Conditions.

         1.25. "Specifications" will mean the requirements and specifications for any Product as attached to the Purchase Order for such Product and signed by an Authorized Representative of both parties. "Specifications" will include for any Product: (i) general specifications; (ii) technical specifications; (iii) PRI's testing requirements; (iv) PRI's requirements for form, fit, function, performance and reliability; and (v) PRI's instructions relating to finish, packaging, packing and labeling.

         1.26. "Technology" will mean all scientific, technical and manufacturing information and techniques that are used in connection with or that describe physical materials, processes and procedures. "Technology" includes, without limitation, know-how, inventions (whether or not patented or patentable), copyright-protected works, mask-work protected devices, designs, schematics, technical information, data and manufacturing processes.

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PRIVATE AND CONFIDENTIAL
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         1.27. "Test Facility" will have the meaning set forth in the Purchase
Order Terms and Conditions.

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PRIVATE AND CONFIDENTIAL
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                                    EXHIBIT B

                           AUTHORIZED REPRESENTATIVES

FOR SHINSUNG:

         The Project Manager will be:

         The Authorized Representatives will include:

FOR PRI:

         The Project Manager will be:

         The Authorized Representatives will include:

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PRIVATE AND CONFIDENTIAL
------------------------


                                    EXHIBIT C

                             FORM OF PURCHASE ORDER

                              PRI AUTOMATION, INC.
                             805 Middlesex Turnpike
                         Billerica, Massachusetts 01821

                                 PURCHASE ORDER

Purchase Order No:
                   -------------------------

Manufacturer's Name: Shinsung Eng. Co. Ltd.
                     ----------------------

Shipping Address:
                  --------------------------------------------------------------

Quotation No:
              ------------------------------------------------

Shipping Date:
               -----------------------------------------------

Item                                                                          Unit          Total        Shipment
No.            Quantity       Description of Product                          Price         Price        Days
---            --------       ----------------------                          -----         -----        ----







Payment Terms:



Warranty Period:



Parts Requirements:

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PRIVATE AND CONFIDENTIAL
------------------------


Other Matters:



















         THIS PURCHASE ORDER IS EXPRESSLY SUBJECT TO THE PURCHASE ORDER TERMS AND CONDITIONS (THE "TERMS AND CONDITIONS") SET FORTH IN EXHIBIT D TO THE MASTER MANUFACTURING SERVICES AGREEMENT DATED AS OF ___________,1999 BETWEEN PRI AUTOMATION, INC. AND SHINSUNG ENG. CO., LTD., WHICH TERMS AND CONDITIONS ARE HEREBY INCORPORATED IN, AND MADE PART OF, THIS PURCHASE ORDER AS THOUGH EACH PROVISION WERE SEPARATELY SET FORTH HEREIN, EXCEPT TO THE EXTENT OTHERWISE STATED OR SUPPLEMENTED BY PRI HEREIN.

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PRIVATE AND CONFIDENTIAL
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                                    EXHIBIT D

                       PURCHASE ORDER TERMS AND CONDITIONS

EXCEPT TO THE EXTENT OTHERWISE STATED OR SUPPLEMENTED BY PRI ON THE FACE OF THIS PURCHASE ORDER ("ORDER"), THE FOLLOWING TERMS AND CONDITIONS WILL APPLY TO THE MANUFACTURE AND PURCHASE OF THE PRODUCTS ("PRODUCTS") SET FORTH ON THE FACE OF THIS ORDER.

1. MANUFACTURE IN ACCORDANCE WITH SPECIFICATIONS. Shinsung will manufacture the Products in strict conformity with all applicable Specifications and all applicable laws and regulations. Shinsung will not make any change in or deviate in any way from such Specifications except pursuant to a Change Order approved as provided in this Order.

2.    APPROVED VENDORS.

       2.1. Shinsung will provide to PRI a list of vendors and the components that Shinsung proposes to purchase from such vendors for use in the manufacture of the Products for approval by PRI. Shinsung will not purchase any component for use in the manufacture of the Products from any vendor other than those approved in writing by PRI (each an "Approved Vendor"). PRI reserves the right to qualify any proposed vendor. The process for such qualification will be determined by PRI at its sole discretion and may include, without limitation, inspection of the proposed vendor's facilities. Shinsung may from time to time request that an Approved Vendor be substituted by another vendor. PRI reserves the right to accept or reject any such request in its sole discretion.

         2.2. Before Shinsung may disclose any Confidential Information of PRI to any Approved Vendor, Shinsung will first seek consent of PRI, and in no event will Shinsung disclose any Confidential Information to any Approved Vendor until such Approved Vendor has agreed to confidentiality obligations to protect Confidential Information at least equivalent to those set forth in Section 5 of the Master Manufacturing Services Agreement dated as of _______________, 1999 between PRI Automation, Inc. and Shinsung Eng. Co., Ltd. (the "Master Agreement").

3. CHANGE ORDERS. PRI may from time to time request Shinsung to incorporate a change to the Products or the Specifications for the Products by delivering a "Change Order" to Shinsung. Each Change Order will be in writing signed by an Authorized Representative of PRI and will include a description of the proposed change sufficient to permit Shinsung to evaluate the feasibility of such change.

Within seven (7) Business Days of receipt of a Change Order, Shinsung will inform PRI in writing of the earliest possible implementation date for the proposed change, of any increase or decrease in the price of the Product as a result of such change, and of any effect on production scheduling or quality assurance testing. Shinsung will use its best efforts to accept and implement all reasonable changes to the Products or the Specifications for the Products.

4. CHANGE PROPOSALS. Shinsung may from time to time suggest that a change be made to the Products or to the Specifications for the Products by delivering a "Change Proposal" to PRI. Each Change Proposal will be in writing signed by an Authorized Representative of Shinsung and will include a description of the proposed change, a description of any improvements in the Products or cost reductions which will result from the change, and the effect of the change, if any, on production scheduling or quality assurance testing. Each Change Proposal will provide detail sufficient to permit PRI to evaluate the desirability of such change. PRI agrees to consider each Change Proposal it receives from Shinsung, but reserves the right to accept or reject each such Change Proposal in its sole discretion.

5. AMENDMENTS TO SPECIFICATIONS. The Specifications will be amended to reflect any Change Order. All such amendments to Specifications will be in writing and signed by an Authorized Representative of both parties. Minor changes in Specifications not constituting a Change Order may be effected by delivery by PRI to Shinsung of a written notice of such changes executed by an Authorized Representative of PRI. Shinsung will have accepted any minor amendments to Specifications not constituting a Change Order either by (i) acknowledging such amendment, or (ii) by not properly rejecting such amendment within three (5) Business Days after receipt by Shinsung; which ever occurs first. If Shinsung rejects any such amendment, then Shinsung will (i) set forth the reason(s) for Shinsung's rejection in writing, and (ii) indicate which portion, if any, of such amendment Shinsung is able to accept, and such amendment will be deemed to be a Change Order for the purposes of Section 3. In no event will Shinsung reject any such amendment that is generally consistent with the scope and purpose of this Order and/or the course of conduct of the parties hereunder.
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PRIVATE AND CONFIDENTIAL
------------------------


6.    PRICING.

       6.1. The price of the Products, and any spare parts for the Products, purchased hereunder will be the price set forth on the face of this Order (the "Purchase Price"). Shinsung expressly warrants to PRI that the Purchase Price, and any discounts granted herein, are lawful. The Purchase Price will be denominated and paid in U.S. dollars.

       6.2. The Purchase Price will include all costs of commercially reasonable packaging and packing. PRI may provide Shinsung with special packing instructions for any shipment of the Products, and if Shinsung agrees to such special packing instructions, then PRI will be responsible for the cost of such special packing unless the parties otherwise agree.

       6.3. All taxes, fees, duties and charges of any kind now in force or enacted in the future (whether federal, state, local, foreign or otherwise) incurred in connection with the manufacture, sale or delivery of the Products, or with Shinsung's performance under this Order, will be borne by Shinsung.

7.    PAYMENT.

       7.1. Upon shipment of the Products, Shinsung will submit to PRI a written invoice (the "Invoice") indicating at a minimum (i) Shinsung's name and address;
(ii) the number of this Order; (iii) description and quantity of the Products shipped; (iv) Purchase Price of the Products and aggregate price; and (v) any special packing costs. All information on the Invoice must be consistent with this Order.

       7.2. The Purchase Price will be due and payable by PRI will be specified on the purchase order. For sub systems the payment will be 100% 45 days shipment and for full systems the payment will be 85% 45 days after shipment and 15% 100 days after shipment. All payments assume that a Shinsung invoice for the amount due will be sent and received by PRI within 48 hours of shipment. PRI will have the right to apply credits due to rejection of the Products or discrepancies on Invoices already paid against any outstanding Invoice, provided that PRI sends written notice and explanation of the application of such credits to Shinsung. Notwithstanding anything herein to the contrary, PRI may offset from any and all amounts owing to Shinsung by PRI hereunder any amounts or claims owed or owing by Shinsung to PRI hereunder. Payment of any Invoice by PRI will not constitute acceptance of the Products and will be subject to adjustment for errors, shortages, defects in the Products or any other failure of Shinsung to meet the terms and conditions of this Order.

8. NON-RECURRING EXPENSES. PRI and Shinsung may from time to time meet to discuss and agree upon the terms of the acquisition or provision of specialized equipment or tooling, single occurrence training (in addition to any training to be provided by Shinsung hereunder), or the incurring of other non-recurring expenses (collectively, "Non-Recurring Expenses") in connection with the manufacture, sale or maintenance of the Products. The terms upon which such Non-Recurring Expenses will be acquired, provided or incurred will be set forth in a separate purchase order issued by PRI. Any items comprising Non-Recurring Expenses will be the sole property of PRI and, to the extent practical, will be clearly marked as such. Shinsung will not move any items comprising Non-Recurring Expenses from its premises without PRI's consent. All Non-Recurring Expenses will be considered Confidential Information of PRI. PRI may obtain possession of any items comprising Non-Recurring Expenses at any time upon the termination or expiration of this Order.

9.   TESTING FACILITY.

       9.1 Shinsung will provide a test facility (the "Test Facility") at Shinsung's manufacturing facility to enable Shinsung to perform quality assurance testing, verification of configuration and other required testing of the Products in accordance with the Specifications. The Testing Facility will be constructed and configured in accordance with PRI's requirements. Shinsung will at all times, at its expense, maintain the Testing Facility in good condition, repair and cleanliness consistent with PRI requirements and practices for similar PRI facilities.

       9.2 Shinsung will not permit any third party including, without limitation, any existing customer or potential customer of PRI, to have access to, inspect, or view the testing procedures at, the Testing Facility without the prior written consent of PRI.

10. ACCEPTANCE. Shinsung will have accepted this Order by (i) acknowledging this Order; (ii) commencing performance of this Order, or (iii) not properly rejecting this Order within [five (5)] Business Days after receipt by Shinsung; which ever occurs first. If Shinsung rejects this Order, then Shinsung will (i) set forth the reason(s) for Shinsung's rejection in writing, and (ii) indicate which portion, if any, of such order Shinsung is able to accept. In no event will Shinsung reject any such order that is generally consistent with the scope and purpose of the Master Agreement. Acceptance of this Order is limited to the express terms contained herein. Any additional or different terms and any attempt by Shinsung to vary in any respect any of the terms of this offer in Shinsung's acceptance are hereby objected to and rejected. However, such variances will not operate as a rejection of this offer unless they are variances in the terms of the description,

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PRIVATE AND CONFIDENTIAL
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quantity, price or delivery schedule of the goods or services, but rather will be deemed a material alteration thereof, and this offer will be deemed accepted by Shinsung without such additional or different terms. If this offer will be deemed an acceptance of a prior offer by Shinsung, such acceptance is similarly limited to the express terms contained herein. Additional or different terms in Shinsung's offer will be deemed material and are objected to and rejected, but this Order will not operate as a rejection of the Shinsung's offer unless it contains variances in the terms of the description, quantity, price or delivery schedule of the goods or services.

11. SHIPPING. Shinsung will follow all instructions on the face of this Order regarding the shipment of the Products. If shipping instructions are not specified by PRI, Shinsung will deliver the Products in accordance with standard commercial practices. Shinsung will pay all shipping charges and be responsible for dealing with all carriers unless otherwise specified on the face of this Order or in an addendum hereto.

12. DELIVERY AND RISK OF LOSS. The delivery date and time (the "Delivery Date and Time") and the location of the facility of PRI's customer to whom the Products are to be delivered (the "Customer's Facility") for the shipment of the Products will be as set forth on the face of this Order. TIME IS OF THE ESSENCE for this Order, and delivery of any shipment by the Delivery Date and Time is an essential term of this Order. A shipment will be deemed on time if it arrives at designated discharging airport on the Delivery Date and Time. Shinsung will promptly notify PRI of any delay or likely delay in any shipment. In the event that a shipment either will not be or is unlikely to be delivered by the Delivery Date and Time, PRI reserves the right either: (i) to require a routing change to ship by premium transportation, with the entire cost of such premium transportation to be borne by Shinsung, or (ii) to cancel all or part of this Order without liability. Shinsung assumes all risks of loss or damage of the goods or services until delivery is completed at PRI's designated discharging airport. Shinsung assumes all risks of loss or damage of goods rejected by PRI and returned to Shinsung.

13. UNDERSHIPMENTS AND OVERSHIPMENTS. Any undershipment will be completed by subsequent shipment referencing the number of this Order. An undershipment will not constitute complete performance of this Order, and Shinsung will remain obligated to perform in accordance with this Order, unless Shinsung obtains written consent of PRI. PRI may retain or return to Shinsung any overshipment of Product. Overshipments to be returned to Shinsung will be held by PRI at Shinsung's risk and expense for a reasonable time awaiting shipping instructions from Shinsung, and return shipping charges will be at Shinsung's expense.

14. PACKING. Unless otherwise specified by PRI, Shinsung will package and pack the Products in conformity with the Specifications. However, in all events Shinsung will package and pack the Products in a manner which is (i) in accordance with good commercial practice; (ii) acceptable to common carriers for shipment at the lowest rate for the Products; (iii) in accordance with I.C.C. regulations; and (iv) adequate to ensure safe arrival of the Products at the named destination. Shinsung will mark all containers with necessary lifting, handling and shipping information and with the number of this Order. An itemized packing list must accompany each shipment indicating: (i) the number of this Order; and (ii) the description and quantity of the Products shipped.

15.   QUALITY ASSURANCE PROCEDURES

       15.1. Shinsung will adopt the quality assurance procedures and perform the quality control tests described in the Specifications.

       15.2. PRI will have the right, but not the obligation, to inspect any of the Products before packing. No inspection or other action by PRI will in any way obligate it to purchase any defective or nonconforming Products or to retain any Products which, upon subsequent inspection or use, prove to be defective or nonconforming Products.

       15.3. Before packing and shipment of any of the Products, Shinsung will certify that it has taken all commercially reasonable steps to ensure that each Product has been tested according to the Specifications.

16.    PRODUCT WARRANTY.

       16.1. Shinsung expressly warrants to PRI for the warranty period set forth on the face of this Order (the "Warranty Period") that (i) all Products furnished under this Order will conform strictly with the requirements of this Order, including the Specifications, drawings, samples, and/or descriptions provided or incorporated herein; (ii) all such Products will be free from any defects in design, materials, workmanship and title, and will be adequately contained, packaged, marked and labeled; (iii) all such Products will be fit and safe for the purpose for which Products of that kind are normally used; (iv) all such Products will accept as input, use and provide as output date data without error or interruption and that the Products will operate in accordance with the Specifications and any other requirements of this Section 16 on all dates before, on and after January 1, 2000 without impairment arising out of date data representing such dates; and (v) all such Products will function in accordance with the design and system requirements of the assembly in which the Products are put to use and/or integrated by PRI or PRI's licensee, sublicensee, or subcontractor, notwithstanding whether the Products satisfy any or all other requirements provided for

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PRIVATE AND CONFIDENTIAL
------------------------


hereunder (including the Specifications), and will be fit and safe for any. other particular purpose of PRI of which Shinsung knows-or has reason to know (collectively, the "Warranty"). The Warranty will survive delivery, inspection, acceptance, payment and termination of the Master Agreement and/or this Order and will run to PRI, its customers, and successors and assigns.

       16.2. In the event that any of the Products is determined to be defective or in nonconformance with the Warranty during the Warranty Period, PRI will have the right, at PRI's option: (i) to require Shinsung to, if possible, correct any defect or nonconformity at any location, including the Customer's Facility, as PRI may request; (ii) to reject such Product and return it to Shinsung for refund or credit; (iii) to return such Product to Shinsung for correction by Shinsung; and (iv) to accept such Product with an equitable adjustment in Purchase Price. PRI will be under no obligation to pay Shinsung for defective or nonconforming Products, and Shinsung will promptly reimburse PRI for any and all damages sustained by PRI as a result of such Products. If PRI elects to reject or return any defective or nonconforming Product, or if Shinsung has failed to correct such Product at such location as PRI may have requested within [ (24)] Business Days of such request, then Shinsung will, at PRI's request, immediately replace such Product by delivery of nondefective and conforming Product.

       16.3. If any of the Products released to PRI is determined to be defective or in nonconformance with the Warranty, PRI may request that Shinsung, within [five (5)] Business Days of receiving such a request, provide PRI a written report (i) analyzing such Product; (ii) explaining the nature of any defect and/or nonconformity in such Product; (iii) indicating how Shinsung intends to correct such defect and/or nonconformity. Upon PRI's request, Shinsung will promptly meet with PRI to discuss Shinsung's proposed corrective action.

       16.4. Any cost or expense resulting from correction, rejection, return or replacement of any Product or any part thereof under this Section 16, including cost for labor, material, inspection, customs duties, shipping to and from Shinsung's facilities and other costs associated with removing, replacing or correcting any Product or any part thereof, will be borne exclusively by Shinsung, and Shinsung will assume all risk of loss or damage for such Product or any part thereof.

       16.5. For repair or replacement of any Product or any part thereof pursuant to this Section 16, Shinsung will maintain, at Shinsung's expense, a quantity of Products, or parts thereof, at one or more locations that PRI may designate from time to time (the "Warranty Inventory"). Shinsung will hold title to, and will assume all risk of loss or damage for the Warranty Inventory. The quantity of any Product, or components thereof, required for the Warranty

Inventory will be determined by PRI. In determining the appropriate level of Warranty Inventory, PRI will take into account, among other things, the volume of previous orders for such Product, maintenance experience in relation to such Product or part, potential orders for such Product from PRI's customers, and the manufacturing lead times for such Product or part. In the event of an emergency down at a Customer's Facility, at PRI's request, Shinsung will provide and deliver the necessary replacement parts for the Product to such Customer's Facility within twenty-four(24) hours of receipt of such request. Shinsung will use any Product or part in Warranty Inventory on a first-in/first-out basis for any such repair or replacement.

17.   INTELLECTUAL PROPERTY.

       17.1. In the course of Shinsung's manufacture and sale of the Products to PRI pursuant to this Order, Shinsung, or Shinsung and any other party or parties, including PRI or any Approved Vendor, may conceive, develop or make inventions, improvements, computer programs, works of authorship, data, know-how or other developments relating to the Products that are designed for or by PRI, including any component thereof or any process for their manufacture, (collectively, the "Developments"). PRI will own all right, title, and interest throughout the world, including all Intellectual Property rights, in any and all Developments. Shinsung hereby assigns and, to the extent any such assignment cannot be made at the present time, agrees to assign, to PRI all right, title, and interest, including all Intellectual Property rights, which it or any of its employees, subcontractors, or any Approved Vendor may have, including the right to file and to own wholly and without restriction any applications anywhere in the world for patents and any patents issuing therefrom, in any Developments. Shinsung agrees to execute, and to cause its employees, subcontractors, and Approved Vendor to execute, such documents, including patent applications, and to take such other actions as PRI may request to secure, confirm, or protect the rights in Developments. Shinsung will enter into appropriate agreements with its employees, consultants, and other persons furnishing materials or services in connection with this Order to effectuate the purposes of this Section 17. Shinsung will maintain full and accurate records relating to Developments for the purpose of documenting them, and such records will be made available to PRI upon request. Shinsung will deposit copies of such records with the Escrow Agent in accordance with Section 17.5. Shinsung will cooperate with PRI, at PRI's request, in maintaining and enforcing any intellectual Property rights relating to Developments.

       17.2. Shinsung stipulates and agrees that PRI owns any and all right, title and interest throughout the world in Developments and PRI's Independently Developed Technology, and that under this Order Shinsung will acquire no right, title or interest in or to any of the

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foregoing, except for the license expressly granted in Section 17.4.

       17.3. Shinsung hereby grants to PRI a non-exclusive, worldwide, fully paid-up, royalty-free license, with right to sublicense, to use Shinsung's Independently Developed Technology, including any Intellectual Property rights therein, solely for the purpose of, and solely to the extent necessary for, carrying out this Order, including, without limitation the manufacture, sale, re-sale and utilization of the Products by PRI and PRI's customers. Nothing herein will be construed as granting PRI, by implication, estoppel or otherwise, any license or other right in Shinsung's Independently Developed Technology, except for the licenses and rights expressly granted under this Order. In the event of termination of the Master Agreement and/or this Order pursuant to Sections 9.1 and 9.3 of the Master Agreement and pursuant to Section 22 herein, Shinsung will, and does hereby, grant to PRI an irrevocable, non-exclusive, transferable, worldwide, perpetual, fully paid-up license, with right to sublicense, to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, and otherwise exploit in any fashion any Product, any derivative or improvement relating to any Product, or any component thereof or any process for its manufacture, incorporating or made using Technology owned or licensed by Shinsung or any Approved Vendor, including Shinsung's Independently Developed Technology (the "PRI License"). In the event PRI becomes entitled to exercise such license in accordance with any of the aforementioned Sections, Shinsung will promptly deliver to PRI copies of all documents describing any of the Technology covered by such license.

       17.4. PRI hereby grants to Shinsung a nonexclusive, non-transferable worldwide, fully paid-up license to use PRI's Independently Developed Technology and Developments, including any Intellectual Property Rights therein, solely for the purpose of, and solely to the extent necessary for, carrying out this Order. Shinsung will have no right under any license granted Shinsung hereunder: (i) to assign, sublicense or transfer any such license; or (ii) to sell or otherwise provide the Products, any derivative or improvement relating to the Products or any component thereof or any process for their manufacture, to any third party without PRI's consent, which will be at PRI's sole discretion. Notwithstanding anything herein to the contrary, PRI reserves the right, in its sole discretion, to terminate upon notice any license granted to Shinsung hereunder; provided, however, that Shinsung will be excused from any obligation hereunder that Shinsung may not lawfully perform without such license. Nothing herein will be construed as granting Shinsung, by implication, estoppel or otherwise, any license or other right in PRI's Independently Developed Technology or Developments, except for the license expressly granted in this Section 17.4.

       17.5. At the request of PRI. Shinsung will promptly deposit, at its sole cost and expense, copies in electronic or tangible form (at the option of PRI) of all available engineering drawings, software, firmware, manuals, technical bulletins, notes, schematics, designs, test results and other information relating to or in connection with the Products, any derivative or improvement relating to the Products, or any component thereof or any process for their manufacture (the "Deposited Material") with [ ________], as escrow agent (the "Escrow Agent"). The Escrow Agent will release the Deposited Material to PRI upon termination of this Order in accordance with Section 9.1 or Section 9.3 of the Master Agreement and upon release of the Deposited Material to PRI, Shinsung grants to PRI an irrevocable, non-exclusive, transferable, worldwide, perpetual, fully paid-up license, with right to sublicense, to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, and otherwise exploit in any fashion the Products, any derivative or improvement relating to the Products, or any component thereof or any process for their manufacture, incorporating or made using the Deposited Material and the Intellectual Property rights embodied therein. The parties will enter into an escrow agreement with the Escrow Agent to provide for the deposit and release of the Deposited Material in accordance with the foregoing.

18. INFRINGEMENT WARRANTY. Shinsung expressly represents and warrants that (i) the Products, the manufacture of the Products, and the purchase and use thereof does not and will not infringe any Intellectual Property right of any third party anywhere in the world; (ii) there are no claims, suits or other proceedings which Shinsung knows of in which a third party claims infringement of any Intellectual Property right by the Products, the production of the Products or the use thereof anywhere in the world; (iii) Shinsung will disclose to PRI any of such claims, suits or other proceedings of which Shinsung becomes aware. The representations and warranties of this Section 18 will not apply to any claim of infringement of any third party Intellectual Property right based upon infringement resulting from Shinsung's compliance with the Specifications, provided that the Product conforms in every material respect with such Specifications and such infringement would not have occurred but for such Specifications.

19.    INTELLECTUAL PROPERTY INDEMNIFICATION.

       19.1. Except as provided in Section 19.2., Shinsung will defend, at its expense, any claim against PRI alleging that the Products, any part or any item furnished under this Order, or any component or process used in the production of the foregoing by Shinsung, infringes any third party Intellectual Property right, and will pay all costs and damages awarded, if Shinsung is notified promptly in

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writing of such a claim. If an injunction against PRI's or any of its customer's use of the Products results from such a claim (or, if such claim is actually threatened and PRI reasonably believes such a claim is likely to result in the commencement of legal proceedings or action against PRI and/or Shinsung)
Shinsung will, at its expense, and as PRI may request: (i) obtain for PRI and its customers the right to continue making, selling, offering for sale and using the Products; or (ii) replace or modify the Specifications for such Products to become non-infringing but functionally equivalent.

       19.2. The obligations of Shinsung set forth in Section 19.1 will not apply to any claim that the Products infringe any third party Intellectual Property right based upon infringement resulting from Shinsung's compliance with Specifications, provided that the Products conform in every material respect with such Specifications and such infringement by the Products would not have occurred but for such Specifications. In such an event, PRI will defend, at its expense, any such claim against Shinsung alleging that the Products infringe any third party Intellectual Property right based upon infringement resulting from Shinsung's compliance with Specifications, and will pay all costs and damages awarded, if PRI is notified promptly in writing of such a claim and has sole control over the conduct of all legal proceedings in connection with such a claim. If an injunction against Shinsung's production of the Products results from such a claim (or if such claim is actually threatened and PRI reasonably believes such a claim is likely to result in the commencement of legal proceedings or action against PRI and/or Shinsung), PRI will be entitled to cancel this Order, or at its expense and option: (i) obtain for Shinsung the right to continue producing the Products, or (ii) replace or modify Specifications for the Products to become non-infringing but functionally equivalent.

20.   INSURANCE

       20.1. Shinsung will maintain insurance policies, including public liability insurance and product liability insurance, with companies authorized to do business in the United States and having agents upon whom service of process may be made in the United States, and will contain as a minimum the following provisions, coverage and policy limits of liability:

      20.1.1. Insurance coverage will protect PRI, its subcontractors, agents and employees from claims for damages for personal injury, including accidental or wrongful death, as well as property damage which may arise from Shinsung's negligence or misconduct. The limits of liability provided by such policy or policies will be no less than [TWO (2) MILLION DOLLARS] per occurrence combined single limit and [TWO (2) MILLION DOLLARS] aggregate; and

     20.1.2. Product liability or completed operations insurance with bodily injury limits of liability of not less than [FIVE (5) MILLION DOLLARS] per person and [FIVE (5) MILLION DOLLARS] per occurrence.

       20.2. Shinsung will furnish to PRI within ten (10) days of the date of this Order a certificate of insurance, or duplicate policies of insurance described above, that specifically protects PRI by naming PRI as an additional insured under the policy and provide an endorsement under terms which the insurer specifically agrees to pay not only any claims incurred by or resulting to PRI, but also to any and all suits or actions in which the liability of PRI is vicarious and is predicated upon allegations of acts or omissions by Shinsung, its subcontractors or agents. Such certificate must contain a provision for notification to PRI thirty (30) days in advance of any material change in coverage or cancellation.

21. TRAINING. Upon request by PRI, Shinsung will provide, at its cost, the training to PRI service and other personnel in connection with the Products as set forth on the face of this Order.

22. FORCE MAJEURE. Neither Shinsung nor PRI will be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by reason of fire, flood, war, earthquake, other comparable natural disaster, embargo, strike, riot, intervention of any government authority, or other act outside the reasonable control of the party, provided that the party suffering such delay immediately notifies the other party. If, however, Shinsung's performance hereunder is delayed for any such reason, for a cumulative period of more than [(THIRTY (30)/ SIXTY (60)/ NINETY
(90)] Business Days from the date of Shinsung's notification to PRI, then PRI, notwithstanding anything herein to the contrary, may terminate without penalty this Order, without further notice, and PRI will be entitled to exercise the PRI License. In the event of such termination, PRI's sole liability hereunder will be for the payment to Shinsung of any unpaid balance due Shinsung for nondefective Products conforming to the Warranty received by PRI before notice of such termination for which Shinsung has provided PRI an Invoice, less any set-off as permitted herein.

23. COMPLIANCE. Shinsung expressly warrants that in performance of work under this Order it has complied with and will comply with all applicable international, Federal, state, local laws, rules, regulations, statutes, ordinances and orders now or hereafter enacted or made including, laws restraining the use of convict labor. Without limiting the foregoing, Shinsung warrants that in performance of work under this Order it has complied with and will comply with all laws, rules, regulations, statutes, ordinances and orders of all governmental entities including local, state, federal or international, now or hereafter enacted, which regulate any material because it is radioactive, toxic, hazardous or


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PRIVATE AND CONFIDENTIAL
------------------------


otherwise a danger to health, reproduction or the environment. In addition, Shinsung will secure and maintain adequate workmen's compensation insurance in accordance with the laws of the state or states from which Shinsung will furnish the Products and/or services for PRI. In addition to the foregoing, Shinsung will not directly or indirectly export or re-export the Products, any Confidential Information, or any goods or services of any of the foregoing, outside the United States, without complying with all applicable U.S. and foreign export control and other laws and regulations (including providing PRI any required assurance regarding export and re-export). In addition, Shinsung agrees to comply with all foreign and international laws, rules, statutes, treaties, orders and understandings similar to any of the aforesaid. Upon request, Shinsung agrees to issue certificates certifying compliance with any of the aforementioned laws or regulations as may be applicable to the Products and/or services being furnished hereunder. Shinsung's failure to comply in any material respect with this Section 23 will constitute cause sufficient for termination of the Master Agreement and/or this Order pursuant to Section 9.1 of the Master Agreement.

24. SURVIVAL. The following Sections of this Order will survive termination or cancellation of this Order for any reason, notwithstanding delivery of, acceptance of, and/or payment for the Products ordered hereunder: 2, 6, 7, 8, 10, 11, 12, 16, 17, 18, 19, 20, 22, 23, 24 and 25.

25. DEFINITIONS OF TERMS. Except as expressly defined herein, all capitalized terms will have the meaning given to those terms in the Master Agreement.


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